Cincinnati Financial Corporation

May 2010

NASDAQ: CINF

- This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed.
- The forward-looking information in this presentation has been publicly disclosed, most recently on April 28, 2010, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date.
- Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available on the Investors page of our website *www.cinfin.com*

Cincinnati Financial at a Glance

Profile

- Top 25 U.S. P/C insurer
- A.M. Best Rating: A+ Superior
- $3.1 billion 2009 premiums:
  - 72% commercial
  - 22% personal
  - 5% life
  - 1% excess & surplus
- Competitive advantages:
  - Relationships leading to agents' best accounts
  - Financial strength for stability and confidence
  - Local decision making and claims excellence
- Rank #1 or #2 in more than 75% of agencies appointed more than five years

1Q10 Highlights

- EPS of 42 cents vs. 22 cents
  - Operating earnings increased 70% to 39 cents per share primarily due to stronger P/C insurance results
- Book value per share grew 2.1% for the quarter and 25% since Mar-09
- Investment income increased 5%
- Combined ratio 102.6% for quarter
  - Unusual expense items increased ratio approximately 2 points
- Increased shareholder dividend for 49th consecutive year during 2009
  - Yield approximates 6%
- Excellent financial flexibility
  - Over $1 billion cash & securities at parent company
  - Low debt leverage at 14.7%

Long-Term Value Creation

- Targeting annual rate of growth in book value plus the rate of dividend contribution to average 12% to 15% from 2010 through 2014
  - Value creation ratio (VCR) for 2009 was 19.7%
  - VCR for 1Q10 was 3.4%, within target range on an annualized basis
- Addressing immediate challenges while positioning the company for success through all market cycles
- Three performance drivers:
  - Premium growth versus peers
  - Combined ratio consistently below 100%
  - Investment contribution -
    - Investment income growth
    - Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index

Increase Value for Shareholders

Driven by performance



Rolling five-year average as of December 31
VCR for the year 2009 was 19.7%
Target for the period 2010-2014: VCR averaging 12% to 15%
20%
15%
10%
5%
0%
-5%
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
1.0% (2.7%) (0.6%) (1.9%) (7.4%) (5.8%) Equity portfolio impact on VCR
Value Creation Ratio (VCR)
Total Shareholder Return (TSR)

Current Valuation Is Attractive



Closing price is as of 5-07-10 to tangible book value as of 3-31-10
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Markel
Harleysville
Travelers
Chubb
Median
Hanover
Cincinnati
State Auto
Selective
Hartford

Strategies for Long-Term Success

- **Manage capital effectively**
- **Improve insurance profitability**
- **Drive premium growth**

- Factors impacting 2010 profit and growth performance:
  - Following financial market 2009 rally, investment portfolio valuations could decline or exhibit more volatility
  - Soft insurance market pricing of 2009 pressures property casualty profitability and growth as premiums are earned during 2010
  - Growth initiatives have not reached their full contribution, weak economy could continue to deflate base of insured exposures
  - Low yields for investment options could continue, limiting investment income growth

Effectively Manage Capital

- Maintain a diversified and stabilized investment portfolio
  - High-quality fixed-maturity portfolio with laddered maturity structure, 28% matures during 2010 through 2014
  - 25% of portfolio invested in common stock to grow book value
    - Largest holding P&G is 5.7% of publicly traded common stock portfolio, largest sector is Healthcare at 16.9%, 2.0% less than largest sector in S&P 500 Index
    - 39 of 46 holdings at 12-31-09 increased dividends in 2009, 7.6% on average
  - Portfolio composition helps mitigate the effects of inflation and rise in interest rates
- Low reliance on debt, maintain debt-to-total capital < 20%
  - Non-convertible, non-callable debentures due in 2028 and 2034
  - Prudent use of reinsurance from highly rated reinsurers
- Capacity for growth with premiums-to-surplus at 0.8-to-1
- Enterprise risk management to guide decisions

Improve Profitability

- Predictive modeling tool in use for workers' compensation, enhanced version used for homeowner line of business
  - In development: all other major commercial lines, personal auto
- Technology is improving efficiencies, streamlining processing for agencies and the company
  - Commercial policy administration system deployed in 2009 , in 14 states at Mar-10 (those states produce approximately 60 percent of commercial premium volume)
  - Rates, quotes and issues commercial package and auto policies
  - Will be deployed in up to 30 total states by the end of 2010
  - Personal policy administration system – Next generation platform with enhanced ease of use features deployed February 2010
- Launched long-term data management project for better underwriting and pricing decisions
- Ongoing efforts: staff additional field positions for better risk selection and specialized claims service without adding to overall staffing levels, overall staffing at Mar-10 down 1% from Dec-09

Drive Premium Growth

- New agency appointments
  - 87 appointments during 2009, exceeding target of 65
  - 2010 target: 65 appointments writing aggregate $1 billion premiums with all carriers they represent; 11 were appointed during 1Q10
- Geographic and product line expansion
  - Entered Colorado and Wyoming during 2009, Texas in late 2008
  - Targeting entry into Connecticut and Oregon in second half of 2010
  - Began writing personal lines or significantly expanded our product offerings in seven states during 2008 or 2009
  - Started marketing surplus lines products beginning early 2008
- New business up in 1Q10 for targeted growth areas
  - $5 million for commercial lines in three newest states – TX, CO, WY
  - $4 million for personal lines in all states

Premium Growth Potential

- Historically, we earn approximately 10% market share in new agencies within 10 years after appointment
  - Over 5% share earned in 2009 for all agencies appointed during 2004
  - Nearly 2% share earned in 2009 for all agencies appointed during 2008
- Our agencies currently write significant amounts of business with other carriers, representing potential for us
  - Standard lines for agencies appointed during 2008-09 – $2.5 billion in annual premiums with all carriers they represent
  - Surplus lines for all of our agents – $2.5 billion
  - Personal lines for agents in 2008-09 expansion states – $650 million
- Help our agencies grow their businesses by attracting more clients in their communities through our unique service

Select Group of Agencies in 37 States

1,179 agency relationships with 1,460 locations



Market Share:
1% and higher
Less than 1%
Entered in 2008 and 2009
Inactive states
Headquarters (no branches)

Commercial Top Five = 45%
Ohio, Illinois, Pennsylvania, Indiana, North Carolina

Personal Top Five = 66%
Ohio, Georgia, Indiana, Illinois, Alabama

Appendix

Performance Measure Trends
Premium Growth Potential
Investment Portfolio Overview
Investment Quality and Reserve Strength
Financial Strength Rating Comparison

Income and Shareholder Dividends

Past two years reflect higher catastrophe losses, soft market pricing, and lower investment income from additional portfolio diversification



$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2005
2006
2007
2008
2009
1Q09
1Q10
Operating Income
Net Income
Dividends Declared

Cash Dividend Payout Ratio



Strong capital and cash flow support current dividend payout level
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Dividend Payout Ratio – Net Income
Dividend Payout Ratio – Operating Income

Dividend as a Percentage of Net Cash Flow from Operations



Strong capital and cash flow support current dividend payout level
60%
50%
40%
30%
20%
10%
0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
Dividend Payout Ratio – Net Operating Cash Flow

Operating Cash Flow



$1,000
$800
$600
$400
$200
$0
2005
2006
2007
2008
2009
3mos 09
3mos 10

History of Industry-Leading Profitability

Five-year average 95.4% is 3.4 points better than industry



Statutory combined ratio
110%
105%
100%
95%
90%
85%
80%
75%
70%
65%
2005
2006
2007
2008
2009
Cincinnati – incl. cat. losses
Cincinnati – excl. cat. losses
Est. Industry (A.M. Best) – incl. cat. Losses
Est. Industry (A.M. Best) – excl. cat. Losses

1Q10 statutory combined ratio for Cincinnati was 101.1%

Commercial Lines

72% of consolidated earned premiums



GAAP combined ratio
120%
110%
100%
90%
80%
70%
2007
2008
2009
3mos 09
3mos 10
Before catastrophe losses and prior year reserve development

- **First Quarter 2010:**
  - Net written premiums down 6%
  - 102.1% GAAP combined ratio
  - 105.8% GAAP combined ratio before cat losses and prior year reserve development
- **Business lines:**
  - Commercial casualty
  - Commercial property
  - Commercial auto
  - Workers' compensation
  - Specialty packages
  - Surety and executive risk
  - Machinery and equipment

Personal Lines

22% of consolidated earned premiums

- **First Quarter 2010:**
  - Net written premiums up 7%
  - 102.5% GAAP combined ratio
  - 101.8% GAAP combined ratio before cat losses and prior years reserve development
- **Business lines:**
  - Personal auto
  - Homeowner
  - Other personal, including umbrella liability and dwelling fire



GAAP combined ratio
120%
110%
100%
90%
80%
70%
2007
2008
2009
3mos 09
3mos 10
Before catastrophe losses and prior years reserve development

Economy and Pricing Pressure

Requires disciplined underwriting



Property casualty net written premium growth
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
Cincinnati's five-year average of negative 0.6%
is 0.4% better than the industry average
2005
2006
2007
2008
2009
Cincinnati
Estimated Industry (A.M. Best)

Market for 75% of Agency's Typical Risks

2009 net earned premiums



Consolidated
$3.054 Billion
E&S Lines 1%
Commercial Lines 72%
Life 5%
Personal Lines 22%
Property Casualty
$2.911 Billion
Surety and Executive Risk 4%
Excess & Surplus 1%
Homeowner 9%
Personal Auto 11%
Workers' Compensation 11%
Other Personal 3%
Commercial Auto 14%
Commercial Property 15%
Specialty Packages 5%
Commercial Casualty 26%
Machinery and Equipment 1%

Potential in the Property Casualty Market

Direct Written Premiums (Dollars in millions)	Cincinnati (2009)	Total P/C Industry (2009)	Cincinnati Market Penetration (2009)
Ohio	$ 581	$ 12,366	4.7%
Illinois	262	19,473	1.3%
Indiana	208	7,793	2.7%
Pennsylvania	182	18,713	1.0%
Georgia	160	12,922	1.2%
North Carolina	147	11,488	1.3%
All Active States	**$ 3,048**	**$ 326,816**	**0.9%**

Excludes accident and health business. Industry data as reported April 2010.

Potential within Cincinnati Appointed Agencies

New appointments drive opportunity

(Open Agencies Only) (Dollars in millions)	2008	2007	2006
Property Casualty Agency Billed Premiums:			
Cincinnati	$3,166	$3,267	$3,264
Agency Total	$21,843	$23,553	$21,656
Cincinnati Agency Relationships:	1,133	1,092	1,066
Cincinnati Share of Agency Total:	14.5%	13.9%	15.1%
Percent of Locations Open Less than Three Years:	15.4%	10.3%	9.7%

Steadily Increase Share of Agency Business

Market share per reporting agency location by year appointed



21.6%
7.6%
4.6%
0.8%
2008
2004-2007
1999-2003
Pre-1999

Based on 2008 Agency Written Premiums
(Excluding excess and surplus lines)

Investment Portfolio

Invest for income and appreciation

$10.9 billion fair value at March 31, 2010



Tax-Exempt
Fixed Maturities
$2.959
Common Equities
$2.739
Taxable Fixed
Maturities
$5.122
Preferred
Equities
$0.099
Short-Term
Investments
$0.000

Stable Capital

Fixed-maturity portfolio – $8.1 billion at 03-31-10


Rated AAA, AA and A
$5.078 billion (63%)
Rated BBB
$2.434 billion (30%)
Rated BB and below $352 million (4%)
Unrated $217 million (3%)
Tax-exempt $3.0 billion (37%)
Taxable $5.1 billion (63%)
Exceeds total insurance reserves liability of $6.0 billion by over 30%

Diversified Equity Portfolio*

Balances income stability and capital appreciation potential

	March 31, 2010		December 31, 2007	
Sector	CFC	S&P 500 Weightings	CFC	S&P 500 Weightings
Healthcare	16.9%	12.1%	10.2%	12.0%
Consumer staples	16.2	11.3	10.7	10.2
Financial	11.9	16.5	56.2	17.6
Energy	10.9	10.9	11.5	12.9
Information technology	10.6	18.9	1.9	16.8
Industrials	9.8	10.5	1.9	11.5
Consumer discretionary	9.2	10.1	2.8	8.5
Utilities	6.0	3.4	4.8	3.6
Materials	5.3	3.5	0.0	3.3
Telecom Services	3.2	2.8	0.0	3.6

* Publicly traded common stocks

Investment Income

5% growth for 1st quarter 2010 (pre-tax)



$600
$500
$400
$300
$200
$100
$0
2006
2007
2008
2009
3mos 09
3mos 10

Property Casualty Reserves

Objective: modestly redundant reserves

Values shown are carried loss and loss expense reserves net of reinsurance
Vertical bar represents reasonably likely range



In millions
$3,111
$3,356
$3,397
$3,498
$3,661
Reserve range at 12-31-09
Low end $3,459
High end $3,774
Carried at 64th percentile
Development
(Favorable)
(160)
(116)
(244)
(323)
(188)
2005*
2006**
2007**
2008**
2009**

* External actuarial range
** Internal actuarial range

Stability and Integrity

Insurer Financial Strength Ratings

	Property Casualty	Excess & Surplus	Life
A.M. Best	A+ (2 of 16)	A (3 of 16)	A (3 of 16)
Fitch	A+ (5 of 21)	n/a	A+ (5 of 21)
Moody's	A1 (5 of 21)	n/a	n/a
S&P	A+ (5 of 21)	n/a	A+ (5 of 21)

Ratings are under continuous review and subject to change and/or affirmation. For the latest ratings, access Financial Strength Ratings at www.cinfin.com.

Financial Strength Ratings Comparison

	A.M. Best	Fitch	Moody's	S&P
Cincinnati	A+	A+	A1	A+
Auto Owners	A++	-	-	AA
Chubb	A++	AA	Aa2	AA
Acuity	A+	-	-	A+
Allied	A+	A	A1	A+
Central Mutual	A+	-	-	-
Frankenmuth	A+	-	-	A
Selective	A+	A+	A2	A
State Auto	A+	-	A2	A
Travelers	A+	AA	Aa2	AA-
West Bend	A+	-	-	-
CNA	A	A-	A3	A-
Fireman's Fund	A	-	A2	AA-
General Casualty	A	A+	-	A+
Hanover	A	A-	A3	A-
Harleysville	A	A-	A3	A-
Hartford	A	A+	A2	A
Liberty Mutual	A	A-	A2	A-
Safeco	A	A-	A2	A-
Westfield	A	-	-	A
Zurich	A	A+	A1	AA-
EMC	A-	-	-	BBB

Source: Rating agency websites as of May 5, 2010. Ratings are under continuous review and subject to change and/or affirmation.